Exhibit 4.12

PROVISIONAL ALLOTMENT LETTER (“PAL”)

IMPORTANT: THIS IS AN IMPORTANT DOCUMENT BY WHICH YOU ARE PROVISIONALLY ALLOTTED NEW ORDINARY SHARES IN CHARTERED SEMICONDUCTOR MANUFACTURING LTD., OR THE COMPANY. THIS OFFER IS RENOUNCEABLE, PERMITTING YOU TO SELL YOUR PROVISIONAL ALLOTMENT OF NEW ORDINARY SHARES TO OTHERS. YOU SHOULD NOTE THAT ALL DEALINGS IN, AND TRANSACTIONS OF, THE PROVISIONAL ALLOTMENT OF NEW ORDINARY SHARES THROUGH THE SINGAPORE EXCHANGE SECURITIES TRADING LIMITED, OR THE SGX-ST, WILL BE EFFECTED UNDER THE BOOK-ENTRY (SCRIPLESS) SETTLEMENT SYSTEM. ACCORDINGLY, THIS PAL WILL NOT BE VALID FOR DELIVERY PURSUANT TO TRADES DONE ON THE SGX-ST. IF YOU ARE IN ANY DOUBT AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER PROFESSIONAL ADVISER IMMEDIATELY.

In connection with the rights offering of new ordinary shares in the capital of the Company (directly or in the form of American Depositary Shares), or the rights offering, a Singapore offer information statement (comprising the prospectus supplement dated March 11, 2009, accompanying prospectus dated March 11, 2009, and instructions booklet for participation in the rights offering of new ordinary shares by Chartered Semiconductor Manufacturing Ltd. dated March 11, 2009, or instructions booklet) has been lodged as an offer information statement under Section 277 of the Securities and Futures Act, Chapter 289 of Singapore, or the Securities and Futures Act, with the Monetary Authority of Singapore, or the Authority.

A copy of each of this PAL, Form E (Excess Ordinary Shares Application Form) (which forms an integral part of this PAL) and the Singapore offer information statement has been lodged with the Authority. The Authority assumes no responsibility for the contents of this PAL, Form E (Excess Ordinary Shares Application Form) and the Singapore offer information statement. Lodgment of this PAL, Form E (Excess Ordinary Shares Application Form) and the Singapore offer information statement with the Authority does not imply that the Securities and Futures Act, or any other legal or regulatory requirements, have been complied with. The Authority has not, in any way, considered the merits of the new ordinary shares being offered for investment.

In-principle approval has been obtained from the SGX-ST for the listing and quotation of all new ordinary shares arising from the rights offering on the Main Board of the SGX-ST, subject to certain conditions. All new ordinary shares arising from the rights offering will be admitted to the Official List of the SGX-ST and official quotation will commence after the share certificates in relation thereto have been issued and the notification letters from The Central Depository (Pte) Limited, or CDP, have been despatched. The SGX-ST assumes no responsibility for the correctness or accuracy of any of the statements made, reports contained and opinions expressed in this PAL, Form E (Excess Ordinary Shares Application Form) and the Singapore offer information statement. In-principle approval granted by the SGX-ST for the listing and quotation of the new ordinary shares arising from the rights offering on the Main Board of the SGX-ST is not to be taken as an indication of the merits of the Company, its subsidiaries, the ordinary shares in the capital of the Company, the rights offering, the rights to buy new ordinary shares (directly or in the form of American Depositary Shares), or the new ordinary shares arising from the rights offering (directly or in the form of American Depositary Shares).

This PAL, Form E (Excess Ordinary Shares Application Form) and the Singapore offer information statement may not be used for the purpose of, and do not constitute an offer, invitation or solicitation to anyone in any jurisdiction under any circumstances in which such an offer, invitation or solicitation is unlawful or unauthorised, or to any person to whom it is unlawful to make such an offer, invitation or solicitation.

THE FINAL TIME AND DATE FOR ACCEPTANCE AND (IF APPLICABLE) EXCESS APPLICATION AND PAYMENT FOR THE NEW ORDINARY SHARES UNDER THE RIGHTS OFFERING IS 5.00 P.M. ON APRIL 6, 2009 FOR ACCEPTANCES AND (IF APPLICABLE) EXCESS APPLICATIONS MADE THROUGH M & C SERVICES PRIVATE LIMITED, OR SHARE REGISTRAR, WHICH IS THE SHARE REGISTRAR OF THE COMPANY.

(Registration No. (UEN) 198703584K)
(Incorporated in the Republic of Singapore on 16 November 1987)

27 FOR 10 RENOUNCEABLE RIGHTS OFFERING OF 6,869,926,194 ORDINARY SHARES DIRECTLY OR IN THE FORM OF AMERICAN DEPOSITARY SHARES

ENTITLED SCRIPHOLDERS (AS DEFINED IN THE INSTRUCTIONS BOOKLET) AS AT 5.00 P.M. ON MARCH 18, 2009 MAY APPLY FOR NEW ORDINARY SHARES IN EXCESS OF THEIR PROVISIONAL ALLOTMENT OF NEW ORDINARY SHARES, OR EXCESS NEW ORDINARY SHARES.

NAME(S) AND ADDRESS(ES) OF ENTITLED SCRIPHOLDER/JOINT ENTITLED SCRIPHOLDER/JOINT ENTITLED SCRIPHOLDERS		Serial Number

Number of ordinary shares held as at 5.00 p.m. on March 18, 2009 (the “Ordinary Share Books Closure Date”)

Number of new ordinary shares provisionally allotted

Amount payable in full on acceptance (at S$0.07 for each new ordinary share) (the “Subscription Price”)

S$

IMPORTANT DATES AND TIMES FOR THE RIGHTS OFFERING:
Last date and time for splitting provisional allotment letters for entitled scripholders	: March 31, 2009 at 5.00 p.m.
Last date and time for acceptance and payment	: April 6, 2009 at 5.00 p.m.
Last date and time for renunciation and payment	: April 6, 2009 at 5.00 p.m.
Last date and time for excess ordinary shares application and payment	: April 6, 2009 at 5.00 p.m.

WARNING:-

THE SINGAPORE OFFER INFORMATION STATEMENT AND ITS ACCOMPANYING DOCUMENTS (INCLUDING THIS PAL) HAVE NOT BEEN AND WILL NOT BE FILED, REGISTERED OR LODGED IN ANY JURISDICTION OTHER THAN SINGAPORE. THE NEW ORDINARY SHARES AND THE RIGHTS TO BUY NEW ORDINARY SHARES (DIRECTLY OR IN THE FORM OF AMERICAN DEPOSITARY SHARES) HAVE NOT BEEN AND ARE NOT OFFERED TO SHAREHOLDERS WHOSE REGISTERED ADDRESSES ARE OUTSIDE SINGAPORE AND THE UNITED STATES AS AT 5.00 P.M. ON MARCH 18, 2009 AND WHO HAD NOT, AT LEAST THREE (3) MARKET DAYS PRIOR TO SUCH TIME AND DATE, PROVIDED CDP OR THE COMPANY (C/O THE SHARE REGISTRAR) (AS THE CASE MAY BE) WITH ADDRESSES IN SINGAPORE OR THE UNITED STATES FOR THE SERVICE OF NOTICES AND DOCUMENTS, OR INELIGIBLE SHAREHOLDERS. THE DISTRIBUTION OF THE SINGAPORE OFFER INFORMATION STATEMENT AND/OR ITS ACCOMPANYING DOCUMENTS (INCLUDING THIS PAL), AND THE PURCHASE, EXERCISE OF OR SUBSCRIPTION FOR THE RIGHTS TO BUY NEW ORDINARY SHARES OR THE NEW ORDINARY SHARES MAY BE PROHIBITED OR RESTRICTED BY LAW (EITHER ABSOLUTELY OR SUBJECT TO VARIOUS SECURITIES REQUIREMENTS, WHETHER LEGAL OR ADMINISTRATIVE, BEING COMPLIED WITH) IN CERTAIN JURISDICTIONS UNDER THEIR RELEVANT SECURITIES LAWS. SHAREHOLDERS OR ANY OTHER PERSON HAVING POSSESSION OF THE SINGAPORE OFFER INFORMATION STATEMENT AND/OR ITS ACCOMPANYING DOCUMENTS (INCLUDING THIS PAL) ARE ADVISED TO KEEP THEMSELVES INFORMED OF AND OBSERVE SUCH PROHIBITIONS AND RESTRICTIONS.

BY ACCEPTING THIS PAL AND/OR RENOUNCING ALL OR PART OF YOUR PROVISIONAL ALLOTMENT OF NEW ORDINARY SHARES SET FORTH HEREIN, YOU WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED TO THE COMPANY THAT YOU ARE NOT IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL, OR SUBJECT TO ANY LAWS OF ANY JURISDICTION(S) WHICH RENDER IT UNLAWFUL, TO MAKE OR ACCEPT ANY OFFER TO SUBSCRIBE FOR NEW ORDINARY SHARES OR TO USE THIS PAL IN ANY MANNER IN WHICH YOU HAVE USED OR WILL USE IT. WITHOUT PREJUDICE TO THE FOREGOING, THE COMPANY RESERVES THE RIGHT, BUT SHALL NOT BE OBLIGED TO, TREAT AS INVALID ANY ACCEPTANCE OR PURPORTED ACCEPTANCE AND (IF APPLICABLE) EXCESS APPLICATION OR PURPORTED EXCESS APPLICATION, OR DECLINE TO REGISTER SUCH ACCEPTANCE OR PURPORTED ACCEPTANCE AND (IF APPLICABLE) EXCESS APPLICATION OR PURPORTED EXCESS APPLICATION (A) WHICH APPEARS TO THE COMPANY OR ITS AGENTS TO HAVE BEEN EXECUTED IN ANY JURISDICTION OUTSIDE SINGAPORE AND THE UNITED STATES OR WHICH THE COMPANY BELIEVES MAY VIOLATE ANY APPLICABLE LEGISLATION OF SUCH JURISDICTION, (B) WHICH PROVIDES AN ADDRESS OUTSIDE SINGAPORE AND THE UNITED STATES FOR THE RECEIPT OF THE SHARE CERTIFICATE(S) FOR THE NEW ORDINARY SHARES ARISING FROM THE RIGHTS OFFERING OR WHICH REQUIRES THE COMPANY TO DESPATCH THE SHARE CERTIFICATE(S) TO AN ADDRESS IN ANY JURISDICTION OUTSIDE SINGAPORE AND THE UNITED STATES OR (C) WHICH PURPORTS TO EXCLUDE ANY DEEMED REPRESENTATION OR WARRANTY.

DO NOT DETACH ANY PART OF THIS DOCUMENT. ALL ENTITLED SCRIPHOLDERS WHO ACCEPT THE NEW ORDINARY SHARES PROVISIONALLY ALLOTTED TO THEM AND PERSONS TO WHOM THIS PAL HAVE BEEN RENOUNCED, COLLECTIVELY, THE ACCEPTORS, MUST FORWARD THIS DOCUMENT IN ITS ENTIRETY, DULY COMPLETED AND SIGNED, TOGETHER WITH THEIR REMITTANCES TO CHARTERED SEMICONDUCTOR MANUFACTURING LTD. C/O THE SHARE REGISTRAR, M & C SERVICES PRIVATE LIMITED AT 138 ROBINSON ROAD, #17-00 THE CORPORATE OFFICE, SINGAPORE 068906 IN THE SELF-ADDRESSED ENVELOPE PROVIDED SO AS TO ARRIVE NOT LATER THAN 5.00 P.M. ON APRIL 6, 2009. IF YOU FAIL TO COMPLY WITH ANY OF THE REQUIREMENTS OF ACCEPTANCE AND/OR PAYMENT, YOU WILL BE DEEMED TO HAVE DECLINED THE NEW ORDINARY SHARES WHICH HAVE BEEN PROVISIONALLY ALLOTTED TO YOU.

IMPORTANT
SCRIPLESS TRADING
UPON THE LISTING AND QUOTATION ON THE MAIN BOARD OF THE SGX-ST, ANY TRADING OF THE NEW ORDINARY SHARES ON THE SGX-ST WILL BE VIA THE BOOK-ENTRY (SCRIPLESS) SETTLEMENT SYSTEM. ALL DEALINGS IN, AND TRANSACTIONS (INCLUDING TRANSFERS) OF, THE NEW ORDINARY SHARES EFFECTED THROUGH THE SGX-ST AND/OR CDP SHALL BE IN ACCORDANCE WITH CDP’S “TERMS AND CONDITIONS FOR OPERATION OF SECURITIES ACCOUNTS WITH THE CENTRAL DEPOSITORY (PTE) LIMITED” AND “TERMS AND CONDITIONS FOR THE CENTRAL DEPOSITORY (PTE) LIMITED TO ACT AS DEPOSITORY FOR THE RIGHTS SHARES”, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE AVAILABLE FROM CDP. TO FACILITATE SCRIPLESS TRADING, ACCEPTORS WHO WISH TO ACCEPT NEW ORDINARY SHARES PROVISIONALLY ALLOTTED TO THEM AND (IF APPLICABLE) APPLY FOR EXCESS ORDINARY SHARES AND WHO WISH TO TRADE THE NEW ORDINARY SHARES ISSUED TO THEM ON THE SGX-ST VIA THE BOOK-ENTRY (SCRIPLESS) SETTLEMENT SYSTEM SHOULD OPEN AND MAINTAIN SECURITIES ACCOUNTS WITH CDP IN THEIR OWN NAMES (IF THEY DO NOT ALREADY MAINTAIN SUCH SECURITIES ACCOUNTS) BEFORE ACCEPTING ANY NEW ORDINARY SHARES OR APPLYING FOR ANY EXCESS ORDINARY SHARES IN ORDER FOR THE NEW ORDINARY SHARES AND, IF APPLICABLE, THE EXCESS ORDINARY SHARES THAT MAY BE ALLOTTED TO THEM TO BE CREDITED TO THEIR SECURITIES ACCOUNTS. ALL ACCEPTORS AND APPLICANTS MUST FILL IN THEIR SECURITIES ACCOUNT NUMBERS AND NATIONAL REGISTRATION IDENTITY CARD, OR NRIC, OR PASSPORT NUMBERS (FOR INDIVIDUALS) OR REGISTRATION NUMBERS (FOR CORPORATIONS) IN THE RELEVANT FORMS COMPRISED IN THIS PAL IN ORDER FOR THE NUMBER OF NEW ORDINARY SHARES AND (IF APPLICABLE) EXCESS ORDINARY SHARES (AS THE CASE MAY BE) THAT ARE ALLOTTED TO THEM TO BE CREDITED TO THEIR SECURITIES ACCOUNTS. ACCEPTORS AND APPLICANTS WHO FAIL TO DO SO OR WHOSE PARTICULARS ARE INCORRECT OR INVALID OR WHOSE PARTICULARS AS PROVIDED DIFFER FROM THOSE PARTICULARS IN THEIR SECURITIES ACCOUNTS MAINTAINED WITH CDP WILL BE ISSUED PHYSICAL SHARE CERTIFICATES IN THEIR OWN NAMES FOR THE NEW ORDINARY SHARES AND (IF APPLICABLE) EXCESS ORDINARY SHARES (AS THE CASE MAY BE) ALLOTTED TO THEM. SUCH PHYSICAL SHARE CERTIFICATES, IF ISSUED, WILL BE FORWARDED TO THEM BY ORDINARY POST AT THEIR OWN RISK. SUCH PHYSICAL SHARE CERTIFICATES WILL NOT BE VALID FOR DELIVERY PURSUANT TO TRADES DONE ON THE SGX-ST VIA THE BOOK ENTRY (SCRIPLESS) SETTLEMENT SYSTEM, ALTHOUGH THEY WILL CONTINUE TO BE PRIMA FACIE EVIDENCE OF LEGAL TITLE.

PROVISIONAL ALLOTMENT LETTER

Dear Sir/Madam,

We are pleased to advise that, subject to the terms and conditions set out in the Singapore offer information statement, the instructions contained in this PAL, and (if applicable) the Memorandum and Articles of Association of the Company, the directors of the Company, or directors, have provisionally allotted to you the number of new ordinary shares indicated on the front page of this PAL on the basis of 27 new ordinary shares for every 10 existing ordinary shares held by you as at the ordinary share books closure date, which is 5.00 p.m. on March 18, 2009, fractional entitlements to be disregarded.

Only shareholders whose registered addresses with CDP or the Share Registrar are in Singapore or the United States as at the ordinary share books closure date or who had, at least three market days prior to the ordinary share books closure date, provided CDP or our Share Registrar with addresses in Singapore or the United States for service of notices or documents, or entitled shareholders, have been provisionally allotted new ordinary shares under the rights offering. All fractional entitlements to the new ordinary shares have been disregarded in arriving at the entitlements of entitled shareholders and the underlying new ordinary shares will, together with such new ordinary shares as are not validly taken up by the entitled depositors or the purchasers of the provisional allotments of new ordinary shares, the entitled scripholders or their renouncees, the unsold “nil-paid” provisional allotments of new ordinary shares (if any) of ineligible shareholders and any new ordinary shares that are otherwise not taken up for whatever reason, be aggregated for the purpose of satisfying applications for excess rights shares (if any) or otherwise disposed of or otherwise dealt with in such manner as our directors may, in their absolute discretion, deem fit in the interests of the Company.

This PAL, including Form E (Excess Ordinary Shares Application Form), constitutes part of the Singapore offer information statement and should be read in conjunction with the Singapore offer information statement. Unless otherwise expressly stated or the context otherwise requires, terms defined in the Singapore offer information statement but not specifically defined herein shall have the same meanings when used in this PAL.

Where an acceptance, (if applicable) excess application and/or payment does not conform strictly to the instructions set out under the Singapore offer information statement, this PAL, the Form E (Excess Ordinary Shares Application Form) and/or any other application form for new ordinary shares and/or excess ordinary shares, or where the acceptance and (if applicable) excess application is illegible, incomplete, incorrectly completed or accompanied by an improperly or insufficiently drawn remittance, the Company and/or the Share Registrar may, at their/its absolute discretion, reject or treat as invalid any such acceptance, excess application, payment and/or other process of remittance at any time after receipt in such manner as they/it may deem fit.

The Company and/or the Share Registrar shall be entitled to process each application submitted by an entitled scripholder or a renouncee (as defined below) for the acceptance of the new ordinary shares provisionally allotted or renounced to him and (if applicable) excess application and the payment received in relation thereto on its own, without regard to any other application and payment that may be submitted by the same entitled scripholder or renouncee. For the avoidance of doubt, insufficient payment for an application may render the application invalid. Evidence of payment (or overpayment) in other applications shall not constitute, or be construed as, an affirmation of such invalid acceptance and (if applicable) excess application.

Subject to compliance with any applicable law or the rules of any applicable stock exchange, the Company may consummate the rights offering even if the underwriting agreement (as defined in the Singapore offer information statement) is terminated or the conditions precedent to the underwriting obligations of the underwriters (as defined in the Singapore offer information statement) under the underwriting agreement are not fulfilled or (if applicable) waived on or prior to the closing date of the rights offering.

INSTRUCTIONS ON HOW TO COMPLETE THIS DOCUMENT

ACCEPTANCE IN FULL OR IN PART – FORM A

If you wish to accept all or part of your provisional allotment of new ordinary shares indicated in this PAL and decline the balance, please complete and sign FORM A (Form of Acceptance) only and return this PAL in its ENTIRETY, duly completed and signed, together with A SINGLE REMITTANCE for the full amount due and payable on acceptance by post at your own risk, in the enclosed self-addressed envelope provided to CHARTERED SEMICONDUCTOR MANUFACTURING LTD. C/O THE SHARE REGISTRAR, M & C SERVICES PRIVATE LIMITED AT 138 ROBINSON ROAD, #17-00 THE CORPORATE OFFICE, SINGAPORE 068906, so as to reach the Share Registrar not later than 5.00 p.m. on April 6, 2009. Please see the section on “PAYMENT” below.

The directors may exercise their discretion on such terms and conditions as they deem fit to accept any FORM A which is not duly completed.

The provisional allotment of new ordinary shares will be deemed to have been declined and will forthwith lapse and become void, and cease to be capable of acceptance by you to the extent that it is not taken up in full by 5.00 p.m. on April 6, 2009 in accordance with the terms and conditions and instructions contained in the Singapore offer information statement, (if applicable) the Memorandum and Articles of Association of the Company and the instructions contained in this PAL. Provisional allotments of new ordinary shares not accepted in accordance with and by the date and time stated in this PAL will lapse and become void, and cease to be capable of acceptance. To the extent that such provisional allotment of new ordinary shares is taken up in part only, the balance will be deemed to have been declined and will forthwith lapse and become void, and cease to be capable of acceptance by you.

PAYMENT

Please note that remittances must be made separately and attached to the relevant forms for (a) the new ordinary shares provisionally allotted to or renounced in your favour and accepted by you; and (b) the excess ordinary shares applied for under Form E (Excess Ordinary Shares Application Form).

Your remittance for the full amount payable for the relevant number of new ordinary shares accepted and (if applicable) excess ordinary shares applied for at the subscription price of S$0.07 per new ordinary share, or subscription price, must be made in Singapore currency in the form of a cashier’s order or a banker’s draft drawn on a bank in Singapore and made payable to “CHARTERED SGD RIGHTS OFFERING ACCOUNT” and crossed “NOT NEGOTIABLE, A/C PAYEE ONLY”. Your name and address must be clearly written in block letters on the reverse side of the cashier’s order or banker’s draft. NO OTHER FORM OF PAYMENT (INCLUDING THE USE OF A PERSONAL CHEQUE, POSTAL ORDER OR MONEY ORDER ISSUED BY A POST OFFICE IN SINGAPORE) WILL BE ACCEPTED.

If you are consolidating the new ordinary shares provisionally allotted in this PAL together with those comprised in other PALs and/or split letters (as defined below) renounced in your favour, payment of the total amount due may be made with one cashier’s order or banker’s draft in Singapore currency drawn on a bank in Singapore and complying with the requirements aforesaid. No receipts or acknowledgements will be issued for any acceptance and (if applicable) excess application or payment received. If you fail to fill in your Securities Account number and/or NRIC/passport number (for individuals) or registration number (for corporations), or if an incorrect or invalid Securities Account number and/or NRIC/passport number (for individuals) or registration number (for corporations) is/are provided, or if your particulars as provided in the relevant forms comprised in this PAL (including the name(s) of the Acceptor(s)/applicant(s)) differ from those particulars in your Securities Account currently maintained with CDP, you will be issued physical share certificates in your own name for the new ordinary shares allotted to you which will be forwarded to you BY ORDINARY POST AT YOUR OWN RISK to your mailing address in Singapore or the United States as maintained with the Share Registrar within ten (10) market days after April 6, 2009, being the last day for acceptance, excess application and payment. Share certificates for the new ordinary shares which are to be credited to the “Free Balance” of your Securities Account will be registered in the name of CDP or its nominee and forwarded to CDP BY ORDINARY POST AND AT YOUR OWN RISK. Upon crediting of the new ordinary shares, CDP will send to you, BY ORDINARY POST AND AT YOUR OWN RISK, a notification letter showing the number of new ordinary shares credited to your Securities Account. Your attention is drawn to the paragraph captioned “IMPORTANT — SCRIPLESS TRADING” set out in this PAL.

ELIGIBILITY TO PARTICIPATE IN THE RIGHTS OFFERING

If you have an address outside Singapore and the United States, or if you are accepting new ordinary shares and/or making an application for excess ordinary shares on behalf of a person located or resident outside Singapore and the United States, your attention is drawn to the sections entitled “The Offering — Holders of ADSs and Ordinary Shares Not Eligible to Participate in this Offering” and “The Offering — Offering, Selling and Transfer Restrictions” in the Singapore offer information statement. Please note that you should consult your professional advisers before deciding whether to participate in the rights offering. It is your responsibility to observe the laws of any relevant jurisdiction(s) and to ensure that your participation in the rights offering (whether directly or on behalf of another person) would not require notification, registration, filing or any other action to be taken in such jurisdiction(s).

By accepting this PAL and/or renouncing all or part of your provisional allotment of new ordinary shares set forth herein, you will be deemed to have represented and warranted to the Company that you are not in any jurisdiction in which it is unlawful, or subject to any laws of any jurisdiction(s) which render it unlawful, to make or accept any offer to subscribe for new ordinary shares or to use this PAL in any manner in which you have used or will use it.

Without prejudice to the foregoing, the Company reserves the right, but shall not be obliged to, treat as invalid any acceptance or purported acceptance and (if applicable) excess application or purported excess application, or decline to register such acceptance or purported acceptance and (if applicable) excess application or purported excess application (a) which appears to the Company or its agents to have been executed in any jurisdiction outside Singapore and the United States or which the Company believes may violate any applicable legislation of such jurisdiction, (b) which provides an address outside Singapore and the United States for the receipt of the share certificate(s) for the new ordinary shares or which requires the Company to despatch the share certificate(s) to an address in any jurisdiction outside Singapore and the United States or (c) which purports to exclude any deemed representation or warranty.

SPLITTING – FORM B

If you wish to accept only part and renounce the balance of your provisional allotment of new ordinary shares, or if you wish to renounce all or part of your provisional allotment of new ordinary shares in favour of more than one person, please complete and sign FORM B (Request for Splitting) only and return this PAL in its entirety, duly signed and completed in accordance with these instructions, by post in the enclosed self-addressed envelope provided AT YOUR OWN RISK so as to reach CHARTERED SEMICONDUCTOR MANUFACTURING LTD. C/O THE SHARE REGISTRAR, M & C SERVICES PRIVATE LIMITED AT 138 ROBINSON ROAD, #17-00 THE CORPORATE OFFICE, SINGAPORE 068906, as soon as possible and in any case not later than 5.00 p.m. on March 31, 2009. Split PALs, or split letters, will then be issued to you in accordance with your request. No split letters will be issued if FORM B (Request for Splitting) (together with the this PAL in its entirety) is received after 5.00 p.m. on March 31, 2009.

The Company reserves the right to reject any request for split letters if, in the opinion of the directors, the number of new ordinary shares requested in the split letters are in unreasonable denominations. The surrender of this PAL purported to be signed by you shall be conclusive evidence in favour of the Company, the Share Registrar and the joint lead managers and underwriters of the title of the person(s) lodging it, or on whose behalf it is lodged, to deal with the same and to receive split letter(s) and to have credited to that person’s Securities Account with CDP the new ordinary shares allocated to him or, if relevant, to receive physical share certificates for the new ordinary shares and/or to receive any statement from CDP and/or return or refund of surplus acceptance and (if applicable) excess application monies.

Instructions relating to acceptance, payment, renunciation, nomination and consolidation set out in this PAL shall apply to split letters received consequent upon the original provisional allotment of new ordinary shares being split.

RENUNCIATION AND NOMINATION – FORMS C AND D

If you wish to renounce the whole of your provisional allotment of new ordinary shares in favour of one person, or if you wish to renounce part of your provisional allotment of new ordinary shares in favour of one person and decline the balance, please complete FORM C (Form of Renunciation) in respect of the new ordinary shares which you intend to renounce and hand this PAL in its ENTIRETY to the person to whom you have renounced your provisional allotment, or renouncee, as soon as possible. The surrender of this PAL purported to be signed by you shall be conclusive evidence in favour of the Company, the Share Registrar, the joint lead managers and underwriters and any person involved in the rights offering of the title of the renouncee to deal with it and (if applicable) to receive split letters and to have credited to the renouncee’s Securities Account with CDP the new ordinary shares renounced to him or, if relevant, to receive physical share certificate(s) for the new ordinary shares and/or to receive any statement from CDP and/or receive any return or refund of surplus acceptance monies.

The renouncee(s) must complete and sign FORM D (Form of Nomination) and send FORM D (Form of Nomination) together with this PAL in its ENTIRETY, duly completed and signed, and the requisite remittance by post in the enclosed self-addressed envelope provided AT THE RENOUNCEE(S)’S OWN RISK so as to reach CHARTERED SEMICONDUCTOR MANUFACTURING LTD. C/O THE SHARE REGISTRAR, M & C SERVICES PRIVATE LIMITED AT 138 ROBINSON ROAD, #17-00 THE CORPORATE OFFICE, SINGAPORE 068906, as soon as possible and in any case not later than 5.00 p.m. on April 6, 2009. Payment must be made in the manner described in the section captioned “PAYMENT” above.

Any acceptance by any renouncee will be deemed to have been made in accordance with and subject to the terms and conditions and instructions set out in the Singapore offer information statement, (if applicable) the Memorandum and Articles of Association of the Company and this PAL. In the case of acceptances by joint renouncees who maintain a joint Securities Account, FORM D (Form of Nomination) should be completed by both joint renouncees who should provide the number of their joint Securities Account into which the new ordinary shares accepted by them are to be credited. Both joint renouncees must sign FORM D (Form of Nomination).

CONSOLIDATION – FORM D

Each entitled scripholder may consolidate the new ordinary shares provisionally allotted in this PAL together with those comprised in any PALs and/or split letters renounced in his favour by completing and signing FORM A (Form of Acceptance) and the Consolidated Listing Form in FORM D (Form of Nomination) of this PAL and attaching thereto all the said renounced PALs and/or split letters, each duly completed and signed and with the serial number of the principal PAL (as hereinafter defined) stated on each of them.

A renouncee who is not an entitled scripholder and who wishes to consolidate the provisional allotments of new ordinary shares comprised in several renounced PALs and/or split letters in one name only or in the name of a joint Securities Account should complete the Consolidated Listing Form in FORM D (Form of Nomination) of only one PAL or split letter, referred to herein as the principal PAL, by entering therein details of the renounced PALs and/or split letters and attaching thereto all the said renounced PALs and/or split letters, each duly completed and signed, and with the serial number of the principal PAL stated on each of them.

All the renounced PALs and split letters, each duly completed and signed, must be attached to Form A (Form of Acceptance) or Form D (Form of Nomination), as the case may be.

EXCESS ORDINARY SHARES APPLICATION – FORM E

If you wish to apply for excess ordinary shares, please complete FORM E (Excess Ordinary Shares Application Form). Your application for excess ordinary shares must be accompanied by a separate remittance for the full amount payable on application for the excess ordinary shares. FORM E (Excess Ordinary Shares Application Form) is NOT TRANSFERABLE and may only be used by the entitled scripholders named therein. Full instructions for the application for excess ordinary shares are set out in FORM E (Excess Ordinary Shares Application Form).

If the aggregate number of excess ordinary shares available for subscription (either directly or in the form of American Depository Shares, or ADSs) is less than the aggregate number of excess ordinary shares so subscribed for, the Company will allocate the available excess ordinary shares to holders who have applied to subscribe for such excess ordinary shares. Such allocation will be made at the discretion of the Company primarily based on each applicant’s relative shareholding in the Company as of the ordinary share books closure date and the ADS record date, respectively, provided that no applicant for excess ordinary shares shall be allocated more excess ordinary shares than the number for which they have applied. Priority will be given to the rounding of odd lots but otherwise, no distinction will be made between directors, substantial shareholders, other shareholders of our company and other applicants for excess ordinary shares. The directors of the Company reserve the right to reject any application for excess ordinary shares in whole or in part without giving any reason whatsoever therefor. In the event that the number of excess ordinary shares allotted to you is less than the number of excess ordinary shares applied for, you shall be deemed to have accepted the number of excess ordinary shares actually allotted to you.

GENERAL INSTRUCTIONS

1.	This WHOLE DOCUMENT, including the notes and instructions contained herein, shall constitute the PAL.

2.	Where applicable, all joint entitled scripholders or renouncees must sign the relevant forms contained herein. Joint entitled scripholders or renouncees who wish to trade the new ordinary shares allotted or renounced to them on the SGX-ST under the book-entry (scripless) settlement system should open and maintain a joint Securities Account with CDP or each joint entitled scripholder or renouncee should open and maintain a separate Securities Account with CDP in his own name. Joint entitled scripholders or renouncees are required either to provide their joint Securities Account number or if they wish to maintain separate Securities Accounts, they must indicate, in the relevant Forms (Form A (Form of Acceptance) and Form E (Excess Ordinary Shares Application Form)), the number of new ordinary shares allotted to them that are to be credited to each individual joint entitled scripholder’s designated Securities Account. In the absence of such indication, the Company may, at its sole discretion, allot the new ordinary shares to the Securities Account of the joint entitled scripholder whose name stands first in the Register of Members or issue physical share certificates in the names of the joint entitled scripholders or renouncees. Entitled scripholders or renouncees must fill in their Securities Account numbers and/or the NRIC/passport numbers (for individuals) or registration numbers (for corporations) in the relevant Forms comprised in this PAL. Existing joint entitled scripholders or renouncees who fail to comply with these instructions and entitled scripholders or renouncees who fail to fill in their Securities Account numbers and/or NRIC/passport numbers (for individuals) or registration numbers (for corporations), or who provide incorrect or invalid Securities Account numbers and/or NRIC/passport numbers (for individuals) or registration numbers (for corporations), or whose particulars as provided in the relevant forms comprised in this PAL differ from those particulars in their Securities Account currently maintained with CDP, will be issued physical share certificates for the new ordinary shares that are allotted to them. Physical share certificates for the new ordinary shares, if issued, will not be valid for delivery pursuant to trades done on the SGX-ST under the book-entry (scripless) settlement system although they will continue to be prima facie evidence of legal title. Physical share certificates for the new ordinary shares will be sent by ORDINARY POST to person(s) entitled thereto at his/their own risk.

3.	A corporation must affix its Common Seal on the relevant forms contained herein in accordance with its Memorandum and Articles of Association and the name(s) and capacity(ies) of the official(s) signing must be clearly stated. A corporation which is not an existing entitled scripholder should attach to this PAL a duly certified copy of its Memorandum and Articles of Association and a sum of S$2.14 (inclusive of Goods and Services Tax) as registration fee.

4.	The lodgement or surrender of this PAL together with:

(a)	FORM A (Form of Acceptance), FORM B (Request for Splitting) or FORM C (Form of Renunciation) duly completed and purported to be signed by the person(s) in whose name(s) it was issued;

(b)	where applicable, FORM D (Form of Nomination) duly completed and purported to be signed by the renouncee(s) in whose favour it has been renounced; and

(c)	where applicable, FORM E (Excess Rights Shares Application Form) duly completed and purported to be signed by the person(s) in whose name(s) it was issued,

shall be conclusive evidence in favour of the Company, the Share Registrar and the joint lead managers and underwriters of the title of the person(s) lodging or surrendering it or on whose behalf it was lodged or surrendered to deal with the same and to receive split letter(s) and/or to have the new ordinary shares credited to his/their Securities Account(s) or, if relevant, to receive physical share certificates for the new ordinary shares and/or to receive any statement from CDP and/or to receive any return or refund of surplus acceptance and (if applicable) excess application monies.

5.	If acceptance and payment in the manner specified in the Singapore offer information statement, (if applicable) the Memorandum and Articles of Association of the Company and this PAL are not received by the Share Registrar on or before 5.00 p.m. on April 6, 2009, your provisional allotment of new ordinary shares will be deemed to have been declined and will forthwith lapse and become void, and cease to be capable of acceptance by you. The Company will then return or refund, without interest or any share of revenue or other benefit arising therefrom, all monies received after such specified time and date to the person(s) entitled thereto by means of a crossed cheque drawn on a bank in Singapore and sent by ordinary post at his/their own risk.

6.	The Singapore offer information statement and its accompanying documents (including this PAL) have been lodged with the Authority who assumes no responsibility for the contents thereof. The distribution of the Singapore offer information statement and/or its accompanying documents (including this PAL) and the making of the rights offering may be prohibited or restricted by law (either absolutely or subject to various securities requirements, whether legal or administrative, being complied with) in certain jurisdictions under their relevant securities laws. Shareholders or any other person having possession of the Singapore offer information statement and/or its accompanying documents (including this PAL) are advised to inform themselves of and observe such prohibitions and restrictions.

7.	If you are resident outside Singapore and the United States, it is your responsibility to obtain all necessary government approvals applicable to the exercise of your rights in respect of this PAL.

8.	Please write clearly in English, using block letters. Please cancel or write “NOT APPLICABLE” or “N.A.” on any Form which is not relevant to your application, request for splitting, renunciation, nomination or acceptance.

9.	Acceptances and (if applicable) excess applications and/or payment which do not conform strictly to these instructions may be rejected or treated as invalid, and acceptances and if (applicable) excess applications which are illegible, incomplete, incorrectly completed or are accompanied by an improperly or insufficiently drawn remittance may also be rejected or treated as invalid.

10.	All documents and monies will be despatched by ordinary post at the risk of the person(s) entitled thereto to his mailing address as maintained with the Share Registrar. In respect of share certificates for the new ordinary shares registered in the name of CDP, CDP will send to each entitled scripholder or renouncee a statement showing that his Securities Account has been credited with the number of new ordinary shares allotted to and accepted by him. If physical share certificates for the new ordinary shares are issued in the name of the entitled scripholder or renouncee, the Company will send such certificate(s) to the entitled scripholder or renouncee BY ORDINARY POST AT HIS OWN RISK.

11.	Your attention is drawn to those provisions of Part VIII of the Securities and Futures Act and The Singapore Code on Take-overs and Mergers which may be applicable to an acquisition of ordinary shares in the capital of the Company. You should also consider the implications of those provisions before you accept your provisional allotment of new ordinary shares under this PAL and (if applicable) apply for excess ordinary shares under FORM E (Excess Ordinary Shares Application Form).

12.	By completing and delivering this PAL and in consideration of the Company issuing and distributing this PAL to you, you agree that:

(a)	your acceptance of the new ordinary shares provisionally allotted to you and (if applicable) your application for excess ordinary shares is irrevocable (whether or not, to the extent permitted by law, any supplementary document or replacement document is lodged with the Authority);

(b)	your remittance (if any) will be honoured on first presentation and that any monies returnable or refundable may be held pending clearance of your payment and will not bear interest or enjoy any share of revenue or other benefit arising therefrom;

(c)	the contract arising from your acceptance of your provisional allotment of new ordinary shares and (if applicable) your application for excess ordinary shares shall be governed by, and construed in accordance with, Singapore law and you irrevocably submit to the non-exclusive jurisdiction of the Singapore courts;

(d)	any interest, share of revenue or other benefit accruing on or arising from or in connection with any acceptance and (if applicable) application monies shall be for the benefit of the Company and neither the Company, the joint lead managers and underwriters, the Share Registrar nor any other person involved in the rights offering shall be under any obligation to account for such interest, share of revenue or other benefit to you or any other person;

(e)	in the event that your acceptance of your provisional allotment of new ordinary shares and (if applicable) excess application is invalid, presentation of your remittance for payment by or on behalf of the Company shall not constitute, or be construed as, an affirmation of such invalid acceptance and (if applicable) excess application;

(f)	all applications for excess ordinary shares are accepted by the Company solely by allotment and issue of the relevant new ordinary shares and not otherwise, notwithstanding the presentation of your remittance for payment by or on behalf of the Company;

(g)	you will not be entitled to exercise any remedy of rescission for misrepresentation at any time after your acceptance of your provisional allotment of new ordinary shares and (if applicable) your application for excess ordinary shares; and

(h)	in accepting your provisional allotment of new ordinary shares and (if applicable) in applying for excess ordinary shares, reliance is placed solely on the information contained in the Singapore offer information statement and that none of the Company, the joint lead managers and underwriters, the Share Registrar or any other person involved in the rights offering shall have any liability for any information not so contained.

13.	All renouncees having an address outside Singapore and the United States must furnish the Share Registrar with an address in Singapore or the United States.

14.	Unless expressly provided to the contrary in the Singapore offer information statement and/or this PAL, a person who is not a party to any contracts made pursuant to the Singapore offer information statement and this PAL has no rights under the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore to enforce any term of such contracts. Notwithstanding any term contained herein or therein, the consent of any third party is not required for any subsequent agreement by the parties hereto or thereto to amend or vary (including any release or compromise of any liability) or terminate such contracts. Where third parties are conferred rights under such contracts, those rights are not assignable or transferable.

15.	Terms defined or construed in this PAL shall, unless otherwise stated, bear the meanings assigned to them in the Singapore offer information statement.

16.	A reference to a time of the day in this PAL shall be a reference to Singapore time, unless otherwise stated.

17.	This PAL will not be valid for delivery pursuant to trades done on the SGX-ST.

BY ORDER OF THE BOARD

Looi Lee Hwa
Company Secretary
Chartered Semiconductor Manufacturing Ltd.

Page 4 REMITTANCE TO BE ATTACHED HERE FORM A FORM OF ACCEPTANCE (Complete this form if you wish to accept your provisional allotment of new ordinary shares in full or in part) TO: Chartered Semiconductor Manufacturing Ltd. c/o The Share Registrar M & C Services Private Limited 138 Robinson Road #17-00 The Corporate Office Singapore 068906 IMPORTANT EACH ENTITLED SCRIPHOLDER MUST COMPLETE AND SIGN THIS PAL. AN UNSIGNED PAL IS LIABLE TO BE REJECTED. Dear Sirs, *I/We hereby irrevocably and unconditionally accept *in full/in part the number of new ordinary shares provisionally allotted to *me/us and indicated in Section A below at the subscription price as accepted by *me/us in accordance with and subject to the terms and conditions and instructions set out in the Singapore offer information statement, (if applicable) the Memorandum and Articles of Association of the Company and this PAL. *I/We enclose herewith a cashier's order/banker's draft in Singapore currency drawn on a bank in Singapore for the full amount payable for the relevant number of new ordinary shares accepted by *me/us at the subscription price, which is made payable to ""CHARTERED SGD RIGHTS OFFERING ACCOUNT'', crossed ""NOT NEGOTIABLE, A/C PAYEE ONLY'' and with *my/our name(s) and address(es) written on the reverse side of the cashier's order or banker's draft. *I/We hereby request and authorise the Company (a) to register the new ordinary shares allotted to and accepted by *me/us in the name of ""The Central Depository (Pte) Limited'' (""CDP'') or its nominee for crediting into *my/our Securities Account(s) with CDP according to *my/our instructions indicated under Section B below and (b) to send the relevant share certificate(s) for the new ordinary shares to CDP by ordinary post at *my/our own risk. If any share certificate(s) for the new ordinary shares *is/are to be issued to *me/us in accordance with the terms hereof, *I/we request you to send by ordinary post at *my/our own risk the relevant share certificate(s) for the new ordinary shares to *my/our address in Singapore or the United States which we have provided to the Share Registrar for the service of notices or documents. *My/our attention has been drawn to the Section entitled ""Eligibility to Participate in the Rights Offering'' in this PAL. *I/We hereby acknowledge that *my/our receipt of this PAL and Form E (Excess Ordinary Shares Application Form) were accompanied by the Singapore offer information statement (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in Singapore, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in Singapore for the service of notices or documents) or the U.S. prospectus together with the instructions booklet (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in the United States, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in United States for the service of notices or documents). *I/We hereby acknowledge that this PAL, Form E (Excess Ordinary Shares Application Form) and the Singapore offer information statement (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in Singapore, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in Singapore for the service of notices or documents) or the U.S. prospectus together with the instructions booklet (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in the United States, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in United States for the service of notices or documents) were received by *me/us in Singapore or the United States. *I/We hereby acknowledge that if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in the United States, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in United States for the service of notices or documents), all references herein to the Singapore offer information statement, the contents of which are substantially similar to the U.S. prospectus together with the instructions booklet, shall be construed as the U.S. prospectus together with the instructions booklet. *I/We declare that *I am/we are not under 21 years of age and that *I am/we are not (an) undischarged bankrupt(s) (for individuals only). *I/We declare that the particulars given below are true and accurate. *I/We *have/have not included this FORM A in the Consolidated Listing Form in FORM D for the purpose of consolidation. SECTION A Number of new ordinary shares accepted Amount of remittance payable (at S$0.07 for each new ordinary share) *Cashier's order/banker's draft number (indicate name of bank) S$ SECTION B PLEASE PRINT IN BLOCK LETTERS, WITH ONE LETTER/NUMBER IN EACH BOX. LEAVE ONE BOX BETWEEN WORDS. DO NOT BREAK UP WORDS. I *INDIVIDUAL/CORPORATE/FIRST JOINT ENTITLED SCRIPHOLDER FULL NAME OF INDIVIDUAL/CORPORATE/FIRST JOINT ENTITLED SCRIPHOLDER (PLEASE PRINT SURNAME FIRST E.G. TAN SHU LIN JOYCE) *MR/MRS/MISS/MDM/MESSRS #NRIC NO./PASSPORT NO. (For individuals) REGISTRATION NO. (For corporations) ADDRESS OF *INDIVIDUAL/CORPORATE/FIRST JOINT ENTITLED SCRIPHOLDER POSTAL CODE † SECURITIES ACCOUNT NO. (See Note 2 of the General Instructions) (To be completed by Direct Securities Account holders only) Y Y TOTAL NUMBER OF NEW ORDINARY SHARES TO BE CREDITED TO FIRST JOINT ENTITLED SCRIPHOLDER'S SECURITIES ACCOUNT NO. PROVIDED ABOVE (Applicable to existing joint entitled scripholders only) CONTACT TEL. NO. (During office hours) (After office hours) ** NATIONALITY (Please tick ""3'') A Singaporean M B Malaysian M C Others (Please specify) For individuals falling under B or C only: Permanent Resident of Singapore: Yes M No M II SECOND JOINT ENTITLED SCRIPHOLDER (This section is applicable to existing joint entitled scripholders only) FULL NAME OF SECOND JOINT ENTITLED SCRIPHOLDER (PLEASE PRINT SURNAME FIRST E.G. NG KOK ANN) *MR/MRS/MISS/MDM/MESSRS #NRIC NO./PASSPORT NO. (For individuals) REGISTRATION NO. (For corporations) ADDRESS OF SECOND JOINT ENTITLED SCRIPHOLDER POSTAL CODE †† SECURITIES ACCOUNT NO. (See Note 2 of the General Instructions) (To be completed by Direct Securities Account holders only) Y Y TOTAL NUMBER OF NEW ORDINARY SHARES TO BE CREDITED TO SECOND JOINT ENTITLED SCRIPHOLDER'S SECURITIES ACCOUNT NO. PROVIDED ABOVE (Applicable to existing joint entitled scripholders only) CONTACT TEL. NO. (During office hours) (After office hours) ** NATIONALITY (Please tick ""3'') A Singaporean M B Malaysian M C Others (Please specify) For individuals falling under B or C only: Permanent Resident of Singapore: Yes M No M SECTION C (TO BE COMPLETED BY ALL DEPOSITORY AGENTS) DEPOSITORY AGENT CODE *I/We declare that *I/we *am/am not *are/are not applying for the new ordinary shares as nominee(s) for any other person. Date Name(s) in full and capacity(ies) of official(s) signing*** (If entitled scripholder is a corporation) Signature(s) of entitled scripholder(s)*** (All joint entitled scripholders must sign) * Delete accordingly. ** To be completed by individuals/corporations. *** For corporations, at least two (2) authorised signatories and the Common Seal to be affixed in accordance with their Memorandum and Articles of Association. # For Singapore and Malaysian citizens and Singapore permanent residents, please indicate NRIC numbers. For others, please indicate passport numbers. † Joint entitled scripholders who maintain joint Securities Accounts should fill in their joint Securities Account number here. †† Applicable only to joint entitled scripholders who maintain separate Securities Accounts.

FORM B
REQUEST FOR SPLITTING

To:	Chartered Semiconductor Manufacturing Ltd.
c/o The Share Registrar
M & C Services Private Limited
138 Robinson Road
#17-00 The Corporate Office
Singapore 068906

Dear Sirs,
*I/We return this document in its ENTIRETY and shall be obliged if you will split *my/our PAL for a total of #   new ordinary shares provisionally allotted into   split PALs, or split letters in the following denominations:

  split letter(s) for   new ordinary shares each

  split letter(s) for   new ordinary shares each

  split letter(s) for   new ordinary shares each

  split letter(s) for   new ordinary shares each

Please send the split letters to *me/us at *my/our own risk by ordinary post to *my/our address in Singapore, or the United States which we have provided to the Share Registrar for the service of notices or documents. *My/our attention has been drawn to the Section entitled “Eligibility to Participate in the Rights Offering” in this PAL.

Note:

This PAL will not be valid for delivery pursuant to trades done on the SGX-ST.

Contact Tel. No.
(during office hours)	:
Signature(s) of entitled scripholder(s)**
(After office hours)	:	(All joint entitled scripholders must sign)

Date :
Name(s) in full and capacity(ies) of official(s) signing**
(If entitled scripholder is a corporation)

*	Delete accordingly.

**	For corporations, at least two (2) authorised signatories and the Common Seal to be affixed in accordance with their Memorandum and Articles of Association.

#	Please specify the number of new ordinary shares.

FORM C
FORM OF RENUNCIATION

(Complete this form if you wish to renounce all or part of your provisional allotment of new ordinary shares and decline the balance)

To:	Chartered Semiconductor Manufacturing Ltd.
c/o The Share Registrar
M & C Services Private Limited
138 Robinson Road
#17-00 The Corporate Office
Singapore 068906

Dear Sirs,

*I/We hereby renounce *my/our provisional allotment of #   new ordinary shares comprised in this PAL in favour of the person accepting the same and signing FORM D and decline the balance, if any, of *my/our provisional allotment of new ordinary shares comprised in this PAL.

*I/We confirm that *I/we have no claim whatsoever against the Company, the joint lead managers and underwriters, the Share Registrar or any other person involved in the rights offering in respect of the new ordinary shares renounced and/or declined.

**I/We acknowledge that *my/our receipt of this PAL and FORM E (Excess Ordinary Shares Application Form) was accompanied by the Singapore offer information statement (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in Singapore, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in Singapore for the service of notices or documents) or the U.S. prospectus together with the instructions booklet (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in the United States, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in United States for the service of notices or documents).

*I/We hereby acknowledge that this PAL, FORM E (Excess Ordinary Shares Application Form) and the Singapore offer information statement (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in Singapore, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in Singapore for the service of notices or documents) or the U.S. prospectus together with the instructions booklet (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in the United States, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in United States for the service of notices or documents) were received by *me/us in Singapore or the United States.

*I/We hereby acknowledge that if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in the United States, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in United States for the service of notices or documents), all references herein to the Singapore offer information statement, the contents of which are substantially similar to the U.S. prospectus together with the instructions booklet, shall be construed as the U.S. prospectus together with the instructions booklet.

Contact Tel. No.
(during office hours)	:
Signature(s) of entitled scripholder(s)**
(After office hours)	:	(All joint entitled scripholders must sign)

Date :
Name(s) in full and capacity(ies) of official(s) signing** (If entitled scripholder is a corporation)

*	Delete accordingly.

**	For corporations, at least two (2) authorised signatories and the Common Seal to be affixed in accordance with their Memorandum and Articles of Association.

#	Please specify the number of new ordinary shares in respect of which your provisional allotment is renounced (see the instructions on completing this PAL in the paragraphs captioned “Renunciation and Nomination — Forms C and D”).

Page 6 REMITTANCE TO BE ATTACHED HERE FORM D FORM OF NOMINATION To: Chartered Semiconductor Manufacturing Ltd. c/o The Share Registrar M & C Services Private Limited 138 Robinson Road #17-00 The Corporate Office Singapore 068906 IMPORTANT EACH RENOUNCEE MUST COMPLETE AND SIGN THIS PAL. AN UNSIGNED PAL IS LIABLE TO BE REJECTED. Dear Sirs, *I/We hereby accept the new ordinary shares on the terms and conditions of this PAL and in the several PALs/ split letters (if any) detailed in the Consolidated Listing Form and attached hereto totalling new ordinary shares that may be allotted to *me/us subject to the terms and conditions and instructions set out in the Singapore offer information statement, (if applicable) the Memorandum and Articles of Association of the Company and this PAL. *I/We enclose herewith a *cashier's order/banker's draft in Singapore currency drawn on a bank in Singapore made payable to ""CHARTERED SGD RIGHTS OFFERING ACCOUNT'', crossed ""NOT NEGOTIABLE, A/C PAYEE ONLY'' and with *my/our name(s) and address(es) clearly written in block letters on the reverse side in full payment for the new ordinary shares renounced to and accepted by *me/us. *I/We hereby request and authorise the Company (a) to register the new ordinary shares allotted to *me/us in the name of ""The Central Depository (Pte) Limited'' (""CDP'') or its nominee for crediting into *my/our Securities Account(s) with CDP according to *my/our instructions indicated under section B below and (b) to send the relevant shares certificate(s) to CDP by ordinary post at *my/our own risk. If any share certificate(s) for the new ordinary shares *is/are to be issued to *me/us in accordance with the terms hereof, *I/we request you to send by ordinary post at *my/our own risk the relevant share certificate(s) for the new ordinary shares to *my/our address(es) in Singapore or the United States shown below. *I/we hereby acknowledge that *my/our receipt of this PAL and Form E (Excess Ordinary Shares Application Form) was accompanied by the Singapore offer information statement (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in Singapore, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in Singapore for the service of notices or documents) or the U.S. prospectus together with the instructions booklet (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in the United States, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in United States for the service of notices or documents). †*I/We hereby acknowledge that this PAL, Form E (Excess Ordinary Shares Application Form) and the Singapore offer information statement (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in Singapore, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in Singapore for the service of notices or documents) or the U.S. prospectus together with the instructions booklet (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in the United States, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in United States for the service of notices or documents) were received by *me/us in Singapore or the United States. *I/We hereby acknowledge that if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in the United States, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in United States for the service of notices or documents), all references herein to the Singapore offer information statement, the contents of which are substantially similar to the U.S. prospectus together with the instructions booklet, shall be construed as the U.S. prospectus together with the instructions booklet. *I/We declare that *I am/we are not under 21 years of age and that *I am/we are not (an) undischarged bankrupt(s) (for individuals only). *I/We declare that the particulars given below are true and accurate. SECTION A (TO BE COMPLETED BY RENOUNCEE) If you are an entitled scripholder of the Company, mark ""3'' here CONSOLIDATED LISTING FORM Serial Number of PAL(s)/ split letters Number of new ordinary shares Total number of PAL(s)/split letter(s) Total number of new ordinary shares Serial number of PAL(s)/split letter(s): (For official use only) Number of new ordinary shares accepted Amount of remittance payable (at S$0.07 for each new ordinary shares) *Cashier's order/banker's draft number (indicate name of bank) SECTION B (TO BE COMPLETED BY RENOUNCEE) PLEASE PRINT IN BLOCK LETTERS, WITH ONE LETTER/NUMBER IN EACH BOX. LEAVE ONE BOX BETWEEN WORDS. DO NOT BREAK UP WORDS. I *INDIVIDUAL/CORPORATE/FIRST JOINT RENOUNCEE FULL NAME OF INDIVIDUAL/CORPORATE/FIRST JOINT RENOUNCEE (PLEASE PRINT SURNAME FIRST E.G. TAN SHU LIN JOYCE) *MR/MRS/MISS/MDM/MESSRS #NRIC NO./PASSPORT NO. (For individuals) REGISTRATION NO. (For corporations) ADDRESS OF *INDIVIDUAL/CORPORATE/FIRST JOINT RENOUNCEE POSTAL CODE † SECURITIES ACCOUNT NO. (See Note 2 of the General Instructions) (To be completed by Direct Securities Account holders only) Y Y TOTAL NUMBER OF NEW ORDINARY SHARES TO BE CREDITED TO FIRST JOINT RENOUNCEE'S SECURITIES ACCOUNT NO. PROVIDED ABOVE (Applicable to existing joint entitled scripholders only) CONTACT TEL. NO. (During office hours) (After office hours) ** NATIONALITY (Please tick ""3'') A Singaporean M B Malaysian M C Others (Please specify) For individuals falling under B or C only: Permanent Resident of Singapore: Yes M No M II SECOND JOINT RENOUNCEE ONLY (This section is applicable to existing joint entitled scripholders only) FULL NAME OF SECOND JOINT RENOUNCEE (PLEASE PRINT SURNAME FIRST E.G. NG KOK ANN) *MR/MRS/MISS/MDM/MESSRS #NRIC NO./PASSPORT NO. (For individuals) REGISTRATION NO. (For corporations) ADDRESS OF SECOND JOINT RENOUNCEE POSTAL CODE †† SECURITIES ACCOUNT NO. (See Note 2 of the General Instructions) (To be completed by Direct Securities Account holders only) Y Y TOTAL NUMBER OF NEW ORDINARY SHARES TO BE CREDITED TO SECOND JOINT RENOUNCEE'S SECURITIES ACCOUNT NO. PROVIDED ABOVE (Applicable to existing joint entitled scripholders only) CONTACT TEL. NO. (During office hours) (After office hours) ** NATIONALITY (Please tick ""3'') A Singaporean M B Malaysian M C Others (Please specify) For individuals falling under B or C only: Permanent Resident of Singapore: Yes M No M SECTION C (TO BE COMPLETED BY ALL DEPOSITORY AGENTS) DEPOSITORY AGENT *I/We declare that *I/we *am/am not *are/are not applying for the new ordinary shares as nominee(s) for any other person. Date Name(s) in full and capacity(ies) of official(s) signing*** (If renouncee is a corporation) Signature(s) of renounce(s)*** (All joint renouncees must sign) * Delete accordingly. **To be completed by individuals/corporations. *** For corporations, at least two (2) authorised signatories and the Common Seal to be affixed in accordance with their Memorandum and Articles of Association. # For Singapore and Malaysian citizens and Singapore permanent residents, please indicate NRIC numbers. For others, please indicate passport numbers. † Joint renounces who maintain joint Securities Accounts should fill in their joint Securities Account number here. †† Applicable only to joint renouncees who maintain separate Securities Accounts.

SEPARATE REMITTANCE TO BE ATTACHED HERE
IMPORTANT: THIS IS NOT A TRANSFERABLE OR NEGOTIABLE DOCUMENT AND IS ONLY FOR USE BY THE ENTITLED SCRIPHOLDER(S) WHOSE NAME(S) APPEAR(S) BELOW. THE NOTES AND INSTRUCTIONS SET OUT BELOW SHOULD BE READ CAREFULLY BEFORE COMPLETING THIS FORM. THIS FORM E (EXCESS ORDINARY SHARES APPLICATION FORM) (WHICH FORMS AN INTEGRAL PART OF THE PROVISIONAL ALLOTMENT LETTER, OR PAL) CONSTITUTES PART OF THE PAL AND THE SINGAPORE OFFER INFORMATION STATEMENT (AS DEFINED IN BELOW). IF YOU ARE IN ANY DOUBT AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER PROFESSIONAL ADVISER IMMEDIATELY. REFERENCES TO ALL TIMES AND DATES HEREIN ARE TO SINGAPORE TIMES AND DATES.

FORM E
EXCESS ORDINARY SHARES APPLICATION FORM

To be used only by entitled scripholders who have been provisionally allotted new ordinary shares under the rights offering and who wish to apply for new ordinary shares in excess of the number of new ordinary shares provisionally allotted to them under the PAL.

In connection with the rights offering of new ordinary shares in the capital of the Company (directly or in the form of American Depositary Shares), or the rights offering, a Singapore offer information statement (comprising the prospectus supplement dated March 11, 2009, accompanying prospectus dated March 11, 2009, and instructions booklet for participation in the rights offering of new ordinary shares by Chartered Semiconductor Manufacturing Ltd. dated March 11, 2009, or instructions booklet) has been lodged as an offer information statement under Section 277 of the Securities and Futures Act, Chapter 289 of Singapore, or the Securities and Futures Act, with the Monetary Authority of Singapore, or the Authority.

A copy of each of the PAL, this Form E (Excess Ordinary Shares Application Form) (which forms an integral part of this PAL) and the Singapore offer information statement has been lodged with the Authority. The Authority assumes no responsibility for the contents of the PAL, this Form E (Excess Ordinary Shares Application Form) and the Singapore offer information statement. Lodgment of the PAL, this Form E (Excess Ordinary Shares Application Form) and the Singapore offer information statement with the Authority does not imply that the Securities and Futures Act, or any other legal or regulatory requirements, have been complied with. The Authority has not, in any way, considered the merits of the new ordinary shares being offered for investment.

In-principle approval has been obtained from the SGX-ST for the listing and quotation of all new ordinary shares arising from the rights offering on the Main Board of the SGX-ST, subject to certain conditions. All new ordinary shares arising from the rights offering will be admitted to the Official List of the SGX-ST and official quotation will commence after the share certificates in relation thereto have been issued and the notification letters from The Central Depository (Pte) Limited, or CDP, have been despatched. The SGX-ST assumes no responsibility for the correctness or accuracy of any of the statements made, reports contained and opinions expressed in the PAL, this Form E (Excess Ordinary Shares Application Form) and the Singapore offer information statement. In-principle approval granted by the SGX-ST for the listing and quotation of the new ordinary shares arising from the rights offering on the Main Board of the SGX-ST is not to be taken as an indication of the merits of the Company, its subsidiaries, the ordinary shares in the capital of the Company, the rights offering, the rights to buy new ordinary shares (directly or in the form of American Depositary Shares), or the new ordinary shares arising from the rights offering (directly or in the form of American Depositary Shares).

The PAL, this Form E (Excess Ordinary Shares Application Form) and the Singapore offer information statement may not be used for the purpose of, and do not constitute an offer, invitation or solicitation to anyone in any jurisdiction under any circumstances in which such an offer, invitation or solicitation is unlawful or unauthorised, or to any person to whom it is unlawful to make such an offer, invitation or solicitation.

(Registration No. (UEN) 198703584K)
(Incorporated in the Republic of Singapore on November 16, 1987)

27 FOR 10 RENOUNCEABLE RIGHTS OFFERING OF 6,869,926,194 ORDINARY SHARES DIRECTLY OR IN THE FORM OF AMERICAN DEPOSITARY SHARES

NAME(S) AND ADDRESS(ES) OF ENTITLED SCRIPHOLDER/JOINT ENTITLED SCRIPHOLDERS	Serial Number

Number of ordinary shares held as at 5.00 p.m. on March 18, 2009 (the “Ordinary Share Books Closure Date”)

Number of excess ordinary shares applied for

Amount payable in full on acceptance (at S$0.07 for each new ordinary share) (the “Subscription Price”)

S$

Last Date and Time for Excess Ordinary Shares Application and Payment: April 6, 2009 at 5.00 p.m.	*Cashier’s order/banker’s draft number (indicate name of bank)

*    Delete accordingly

Page 8 FORM E EXCESS ORDINARY SHARES APPLICATION FORM To: Chartered Semiconductor Manufacturing Ltd. c/o The Share Registrar M & C Services Private Limited 138 Robinson Road #17-00 The Corporate Office Singapore 068906 IMPORTANT EACH ENTITLED SCRIPHOLDER WHO WISHES TO APPLY FOR NEW ORDINARY SHARES IN EXCESS OF THOSE PROVISIONALLY ALLOTTED TO HIM MUST COMPLETE AND SIGN THIS FORM E. AN UNSIGNED FORM E IS LIABLE TO BE REJECTED. Dear Sirs, *I/We hereby irrevocably and unconditionally apply for and request you to allot to *me/us the number of excess ordinary shares as indicated in Section A below at the subscription price and enclose a separate *cashier's order/banker's draft in Singapore currency drawn on a bank in Singapore as full payment therefor made payable to ""CHARTERED SGD RIGHTS OFFERING ACCOUNT'', crossed ""NOT NEGOTIABLE, A/C PAYEE ONLY'' and with *my/our name(s) and address(es) written clearly in block letters on the reverse side of the *cashier's order/banker's draft. *I/We undertake and agree to accept the same or such lesser number of excess ordinary shares as may be allotted to *me/us in accordance with and subject to the terms and conditions and instructions set out in the Singapore offer information statement, the PAL, this Form E (Excess Ordinary Shares Application Form) and (if applicable) the Memorandum and Articles of Association of the Company. In the event that you decide not to allot any excess ordinary shares to *me/us, *I/we agree to accept that decision as conclusive and binding on *me/us. *I/We hereby request and authorise you (a) to register the excess ordinary shares allotted to *me/us in the name of ""The Central Depository (Pte) Limited'' or its nominee for crediting to *my/our Securities Account(s) according to *my/our instructions indicated below; (b) to send the relevant share certificate(s) for the excess ordinary shares allotted to *me/us to CDP by ordinary post at *my/our own risk; and (c) to return or refund without interest or share of revenue or any other benefit arising therefrom, the application monies or the balance thereof should this application be unsuccessful or accepted in part, by ordinary post at *my/our own risk to *my/our registered address(es). If any physical share certificate(s) for excess ordinary shares allotted to *me/us *is/are to be issued to *me/us in accordance with the terms hereof, *I/we request you to send the certificate(s) by ordinary post at *my/ our own risk to *my/our address in Singapore or the United States which we have provided to the Share Registrar for the service of notices or documents. *My/our attention has been drawn to the Section entitled ""Eligibility to Participate in the Rights Offering'' in this PAL. *I/We hereby acknowledge that any interest, share of revenue or other benefit accruing on or arising from or in connection with any application monies shall be for the benefit of the Company and none of the Company, the joint lead managers and underwriters, the Share Registrar nor any person involved in the rights offering shall be under any obligation to account for such interest, share of revenue or other benefit arising therefrom to *me/us. *I/We hereby acknowledge that *my/our receipt of the PAL and this Form E (Excess Ordinary Shares Application Form) was accompanied by the Singapore offer information statement (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in Singapore, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in Singapore for the service of notices or documents) or the U.S. prospectus together with the instructions booklet (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in the United States, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in United States for the service of notices or documents). *I/We acknowledge and accept that all instructions and authorisations given by *me/us in this Form E (Excess Ordinary Shares Application Form) are irrevocable. *I/We hereby acknowledge that the PAL, this Form E (Excess Ordinary Shares Application Form) and the Singapore offer information statement (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in Singapore, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in Singapore for the service of notices or documents) or the U.S. prospectus together with the instructions booklet (if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in the United States, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in United States for the service of notices or documents) were received by *me/us in Singapore or the United States. *I/We hereby acknowledge that if *my/our registered address with the Share Registrar as at the ordinary shares books closure date is in the United States, or if *I/we had, at least three market days prior to the ordinary shares books closure date, provided the Share Registrar with an address in United States for the service of notices or documents), all references herein to the Singapore offer information statement, the contents of which are substantially similar to the U.S. prospectus together with the instructions booklet, shall be construed as the U.S. prospectus together with the instructions booklet. *I/We declare that *I am/we are not under 21 years of age and that *I am/we are not (an) undischarged bankrupt(s) (for individuals only). *I/We declare that the particulars given below are true and accurate. SECTION A Number of excess ordinary shares applied for Amount of remittance payable (at S$0.07 for each new ordinary share) *Cashier's order/banker's draft number (indicate name of bank) S$ SECTION B PLEASE PRINT IN BLOCK LETTERS, WITH ONE LETTER/NUMBER IN EACH BOX. LEAVE ONE BOX BETWEEN WORDS. DO NOT BREAK UP WORDS. I *INDIVIDUAL/CORPORATE/FIRST JOINT ENTITLED SCRIPHOLDER FULL NAME OF INDIVIDUAL/CORPORATE/FIRST JOINT ENTITLED SCRIPHOLDER (PLEASE PRINT SURNAME FIRST E.G. TAN SHU LIN JOYCE) *MR/MRS/MISS/MDM/MESSRS #NRIC NO./PASSPORT NO. (For individuals) REGISTRATION NO. (For corporations) ADDRESS OF *INDIVIDUAL/CORPORATE/FIRST JOINT ENTITLED SCRIPHOLDER POSTAL CODE † SECURITIES ACCOUNT NO. (See Note 1 of the General Instructions of Form E) (To be completed by Direct Securities Account holders only) Y Y TOTAL NUMBER OF NEW ORDINARY SHARES TO BE CREDITED TO FIRST JOINT ENTITLED SCRIPHOLDER'S SECURITIES ACCOUNT NO. PROVIDED ABOVE (Applicable to existing joint entitled scripholders only) CONTACT TEL. NO. (During office hours) (After office hours) ** NATIONALITY (Please tick ""3'') A Singaporean M B Malaysian M C Others (Please specify) For individuals falling under B or C only: Permanent Resident of Singapore: Yes M No M II SECOND JOINT ENTITLED SCRIPHOLDER (This section is applicable to existing joint entitled scripholders only) FULL NAME OF SECOND JOINT ENTITLED SCRIPHOLDER (PLEASE PRINT SURNAME FIRST E.G. NG KOK ANN) *MR/MRS/MISS/MDM/MESSRS #NRIC NO./PASSPORT NO. (For individuals) REGISTRATION NO. (For corporations) ADDRESS OF SECOND JOINT ENTITLED SCRIPHOLDER POSTAL CODE †† SECURITIES ACCOUNT NO. (See Note 1 of the General Instructions of Form E) (To be completed by Direct Securities Account holders only) Y Y TOTAL NUMBER OF NEW ORDINARY SHARES TO BE CREDITED TO SECOND JOINT ENTITLED SCRIPHOLDER'S SECURITIES ACCOUNT NO. PROVIDED ABOVE (Applicable to existing joint entitled scripholders only) CONTACT TEL. NO. (During office hours) (After office hours) ** NATIONALITY (Please tick ""3'') A Singaporean M B Malaysian M C Others (Please specify) For individuals falling under B or C only: Permanent Resident of Singapore: Yes M No M SECTION C (TO BE COMPLETED BY ALL DEPOSITORY AGENTS) DEPOSITORY AGENT CODE *I/We declare that *I/we *am/am not *are/are not applying for the new ordinary shares as nominee(s) for any other person. Date Name(s) in full and capacity(ies) of official(s) signing*** (If entitled scripholder is a corporation) Signature(s) of entitled scripholder(s)*** (All joint entitled scripholders must sign) * Delete accordingly. ** To be completed by individuals/corporations. *** For corporations, at least two (2) authorised signatories and the Common Seal to be affixed in accordance with their Memorandum and Articles of Association. # For Singapore and Malaysian citizens and Singapore permanent residents, please indicate NRIC numbers. For others, please indicate passport numbers. † Joint entitled scripholders who maintain joint Securities Accounts should fill in their joint Securities Account number here. †† Applicable only to joint entitled scripholders who maintain separate Securities Accounts.

INSTRUCTIONS ON HOW TO COMPLETE THE FORM E (EXCESS ORDINARY SHARES APPLICATION FORM)

AVAILABILITY OF EXCESS ORDINARY SHARES

FORM E (Excess Ordinary Shares Application Form) should be completed if you wish to apply for new ordinary shares in excess of those provisionally allotted to you. IT IS NOT TRANSFERABLE AND MAY ONLY BE USED BY THE PERSON(S) NAMED ON IT.

The excess ordinary shares available for application are subject to the terms and conditions and instructions contained in the Singapore offer information statement, (if applicable) the Memorandum and Articles of Association of the Company, and the instructions contained in the ARE, the ARS, PAL and this Form E (Excess Ordinary Shares Application Form). Applications for excess ordinary shares will, at the directors’ absolute discretion, be satisfied from such new ordinary shares as are not validly taken up by the entitled depositors or the purchasers of the provisional allotments of new ordinary shares, the entitled scripholders or their renouncees, the new ordinary shares underlying disregarded fractional entitlements, the unsold “nil-paid” provisional allotments of new ordinary shares (if any) of ineligible shareholders (as defined in the instructions booklet) and any new ordinary shares that are otherwise not taken up for whatever reason, in accordance with the terms and conditions and instructions contained in the ARE, the ARS, PAL, this Form E (Excess Ordinary Shares Application Form), the Singapore offer information statement and (if applicable) the Memorandum and Articles of Association of the Company. If the aggregate number of excess ordinary shares available for subscription (either directly or in the form of ADSs) is less than the aggregate number of excess ordinary shares so subscribed for, the Company will allocate the available excess ordinary shares to holders who have applied to subscribe for such excess ordinary shares. Such allocation will be made at the discretion of the Company primarily based on each applicant’s relative shareholding in the Company as of the ordinary share books closure date and the ADS record date, respectively, provided that no applicant for excess ordinary shares shall be allocated more excess ordinary shares than the number for which they have applied. Priority will be given to the rounding of odd lots but otherwise, no distinction will be made between directors, substantial shareholders, other shareholders of the Company and other applicants for excess ordinary shares. The directors of the Company reserve the right to reject any application for excess ordinary shares in whole or in part without giving any reason whatsoever therefor. In the event that the number of excess ordinary shares allotted to you is less than the number of excess ordinary shares applied for, you shall be deemed to have accepted the number of excess ordinary shares actually allotted to you.

REMITTANCE AND DELIVERY

FORM E (Excess Ordinary Shares Application Form), when completed, should be sent together with the PAL and a SEPARATE remittance for the excess ordinary shares to:

Chartered Semiconductor Manufacturing Ltd.
c/o The Share Registrar
M & C Services Private Limited
138 Robinson Road
#17-00 The Corporate Office
Singapore 068906
so as to arrive not later than 5.00 p.m. on April 6, 2009.

Your remittance must be made in Singapore currency in the form of a cashier’s order or banker’s draft drawn on a bank in Singapore for the full amount payable for the relevant number of excess ordinary shares applied for at the subscription price and made payable to “CHARTERED SGD RIGHTS OFFERING ACCOUNT” and crossed “NOT NEGOTIABLE, A/C PAYEE ONLY”. Your name and address must be clearly written in block letters on the reverse side of the cashier’s order or banker’s draft. This remittance must be made separately and attached to Form E (Excess Ordinary Shares Application Form), and not aggregated with the remittance made in respect of your acceptance of the new ordinary shares provisionally allotted to you. NO OTHER FORM OF PAYMENT (INCLUDING THE USE OF A PERSONAL CHEQUE, POSTAL ORDER OR MONEY ORDER ISSUED BY A POST OFFICE IN SINGAPORE) WILL BE ACCEPTED.

CREDIT TO SECURITIES ACCOUNT AND RETURN OF REMITTANCE OR RETURN OR REFUND OF SURPLUS APPLICATION MONIES

No receipt or acknowledgement will be issued for any application or payment received. If applicable, share certificates for the excess ordinary shares allotted to you and which are to be credited to the “Free Balance” of your Securities Account will be registered in the name of “THE CENTRAL DEPOSITORY (PTE) LIMITED” or its nominee and forwarded to CDP by ordinary post and at your own risk. Your Securities Account with CDP will be credited by CDP with the excess ordinary shares that are allotted to you, if any, as soon as possible from the last date for excess application and payment. Upon crediting of such excess ordinary shares, CDP will send to you, by ordinary post and at your own risk, a notification letter showing the number of excess ordinary shares credited to your Securities Account. If you fail to fill in your Securities Account number and/or NRIC/passport number (for individuals) or registration number (for corporations) in this FORM E (Excess Ordinary Shares Application Form), or if an incorrect or invalid Securities Account number and/or NRIC/passport number (for individuals) or registration number (for corporations) is/are provided, or if your particulars as provided in this FORM E (Excess Ordinary Shares Application Form) (including the name(s) of the applicant(s)) differ from those particulars in your Securities Account currently maintained with CDP, you will be issued physical share certificates in your own name for the excess ordinary shares allotted to you. Such physical share certificates will be forwarded to you by ordinary post at your own risk to your mailing address in Singapore or the United States as maintained with the Share Registrar, within ten (10) Market Days after April 6, 2009, being the last day for acceptance, excess application and payment. Physical share certificates for the excess ordinary shares allotted to you, if issued, will not be valid for delivery pursuant to trades done on the SGX-ST, although they will continue to be prima facie evidence of legal title.

If no excess ordinary shares are allotted to you, your remittance submitted on application for excess ordinary shares will be returned or refunded to you. If the number of excess ordinary shares allotted to you is less than that applied for, the surplus application monies will be returned or refunded to you. These amounts will be returned or refunded, without interest or any share of revenue or other benefit arising therefrom, within fourteen (14) days after April 6, 2009, being the last day for acceptance, excess application and payment for the new ordinary shares by means of a crossed cheque drawn on a bank in Singapore and sent by ordinary post and at your own risk to your mailing address maintained with the Share Registrar. In determining the amount of surplus application monies to be refunded, the aggregate amount payable for the excess ordinary shares allotted to you will be rounded upwards to the nearest whole cent. All monies and documents to be sent to you shall be sent by ordinary post and at your own risk.

GENERAL INSTRUCTIONS

1.	Where applicable, all joint entitled scripholders must sign this FORM E (Excess Ordinary Shares Application Form). Joint entitled scripholders who wish to trade the excess ordinary shares allotted to them on the SGX-ST under the book-entry (scripless) settlement system should open and maintain a joint Securities Account with CDP or each entitled scripholder should open and maintain a Securities Account with CDP in his own name. Joint entitled scripholders are required either to provide their joint Securities Account number or, if they wish to maintain separate Securities Accounts, to indicate the number of excess ordinary shares to be credited to each individual joint entitled scripholder’s designated Securities Account. Where, pursuant to any application for excess ordinary shares, existing joint entitled scripholders are allotted less excess ordinary shares than that applied for and the excess ordinary shares are to be credited to each individual joint entitled scripholder’s designated Securities Account, the existing joint entitled scripholders shall be deemed to have authorised the Company to allot to each individual joint entitled scripholder such number of excess ordinary shares as closely proportionate as possible to the number of new ordinary shares indicated by the joint entitled scripholders in this FORM E (Excess Ordinary Shares Application Form). In the absence of such indication, the directors may, at their absolute discretion, allot such numbers of excess ordinary shares to the Securities Account of the joint entitled scripholder whose name stands first in the Register of Members or issue physical share certificates for the excess ordinary shares in the names of the joint entitled scripholders. Entitled scripholders must fill in their Securities Account numbers and NRIC/passport numbers (for individuals) or registration numbers (for corporations) in this FORM E (Excess Ordinary Shares Application Form). Existing joint entitled scripholders who fail to comply with these instructions and entitled scripholders who fail to fill in their Securities Account numbers and/or NRIC/passport numbers (for individuals) or registration numbers (for corporations), or who provide incorrect or invalid Securities Account numbers and/or NRIC/passport numbers (for individuals) or registration numbers (for corporations), in this FORM E (Excess Ordinary Shares Application Form), or whose particulars as provided in this FORM E (Excess Ordinary Shares Application Form) (including the name(s) of the applicant(s)) differ from those particulars in their Securities Account currently maintained with CDP, will be issued physical share certificates for the excess ordinary shares in their own names which will be forwarded to them by ordinary post at their own risk for the excess ordinary shares that are allotted to them. Physical share certificates for the excess ordinary shares, if issued, will not be valid for delivery pursuant to trades done on the SGX-ST, although they will continue to be prima facie evidence of legal title. Your attention is drawn to the paragraph captioned “IMPORTANT — SCRIPLESS TRADING” set out in the PAL.

2.	In the case of a corporation, this FORM E (Excess Ordinary Shares Application Form) must be executed under its Common Seal in accordance with its Memorandum and Articles of Association and the name(s) and capacity(ies) of the official(s) signing must be clearly stated.

3.	The lodgement of FORM E (Excess Ordinary Shares Application Form), completed and purported to be signed by the person(s) in whose name(s) it was issued, shall be conclusive evidence in favour of the Company, the Share Registrar, and the joint lead managers and underwriters of the title of the person(s) lodging it or on whose behalf it is lodged to deal with the same and to have the excess ordinary shares allotted to him/them to be credited to his/their Securities Account(s) and/or to receive share certificate(s) for the excess ordinary shares and/or any statement from CDP and/or the return of remittance and/or return or refund of surplus application monies.

4.	Please write clearly in English, using block letters.

5.	Where an application and/or payment for excess ordinary shares does not conform strictly to the instructions set out under the Singapore offer information statement, the PAL, this Form E (Excess Ordinary Shares Application Form), or where an application by this Form E (Excess Ordinary Shares Application Form) is illegible, incomplete, incorrectly completed or accompanied by an improperly or insufficiently drawn remittance, the Company and/or the Share Registrar may, at their/its absolute discretion, reject or treat as invalid any such excess application, payment and/or other process of remittance at any time after receipt in such manner as they/it may deem fit.

6.	By completing and delivering this Form E (Excess Ordinary Shares Application Form) and in consideration of the Company issuing and distributing this Form E (Excess Ordinary Shares Application Form) to you, you agree that:

(a)	your application for excess ordinary shares is irrevocable (whether or not, to the extent permitted by law, any supplementary document or replacement document is lodged with the Authority);

(b)	your remittance will be honoured on first presentation and that any monies returnable or refundable may be held pending clearance of your payment and will not bear interest or enjoy any share of revenue or other benefit arising therefrom;

(c)	the contract arising from your application for excess ordinary shares shall be governed by, and construed in accordance with, Singapore law and you irrevocably submit to the non-exclusive jurisdiction of the Singapore courts;

(d)	any interest, share of revenue or other benefit accruing on or arising from or in connection with any application monies shall be for the benefit of the Company and neither the Company, the joint lead managers and underwriters, the Share Registrar nor any other person involved in the rights offering shall be under any obligation to account for such interest, share of revenue or other benefit to you or any other person;

(e)	in the event that your application for excess ordinary shares is invalid, presentation of your remittance for payment by or on behalf of the Company shall not constitute, or be construed as, an affirmation of such invalid excess application;

(f)	all applications for excess ordinary shares are accepted by the Company solely by the allotment and issue of the relevant new ordinary shares and not otherwise, notwithstanding the presentation of your remittance for payment by or on behalf of the Company;

(g)	you will not be entitled to exercise any remedy of rescission for misrepresentation at any time after your application for excess ordinary shares; and

(h)	in applying for excess ordinary shares, reliance is placed solely on the information contained in the Singapore offer information statement and that none of the Company, the joint lead managers and underwriters, the Share Registrar or any other person involved in the rights offering shall have any liability for any information not so contained.

7.	Your attention is drawn to those provisions of Part VIII of the Securities and Futures Act and The Singapore Code on Take-overs and Mergers which may be applicable to an acquisition of ordinary shares in the capital of the Company. You should consider the implications of those provisions before you apply for the excess ordinary shares under this FORM E (Excess Ordinary Shares Application Form).

8.	Unless expressly provided to the contrary in the Singapore offer information statement, the PAL and/or this FORM E (Excess Ordinary Shares Application Form), a person who is not a party to any contracts made pursuant to the Singapore offer information statement, the PAL and this FORM E (Excess Ordinary Shares Application Form) has no rights under the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore to enforce any term of such contracts. Notwithstanding any term contained herein or therein, the consent of any third party is not required for any subsequent agreement by the parties hereto or thereto to amend or vary (including any release or compromise of any liability) or terminate such contracts. Where third parties are conferred rights under such contracts, those rights are not assignable or transferable.

9.	Terms defined or construed in this FORM E (Excess Ordinary Shares Application Form) shall, unless otherwise stated, bear the meanings assigned to them in the Singapore offer information statement.

10.	A reference to a time of the day in this Form E (Excess Ordinary Shares Application Form) shall be a reference to Singapore time unless otherwise stated.

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